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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               FORM 8-K/A NO. 2


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 1994
                                                 -------------


                               USBANCORP, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                           0-12204             25-1424278
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(State or other jurisdiction                 (Commission          (IRS Employer
     of incorporation)                       File Number)           Ident. No.)

Main and Franklin Streets, Johnstown, Pennsylvania                      15901
- --------------------------------------------------                     -------
     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (814) 533-5300
                                                   --------------
                                      N/A
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        (Former name or former address, if changed since last report.)


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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

      (a) Financial statements of business acquired.
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          The Consolidated Statements of Financial Condition as of December 31,
          1993 and 1992, and the Consolidated Statements of Operations, Consolidated Statements of Shareholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991 of Johnstown Savings Bank and the related Notes to Consolidated Financial Statements.


          The Unaudited Consolidated Statement of Financial Condition as of March 31, 1994, the Unaudited Consolidated Statements of Operations for the three-month periods ended March 31, 1994 and 1993, and the Unaudited Consolidated Statements of Cash Flows for the three-month periods ended March 31, 1994 and 1993 of Johnstown Savings Bank and the related Notes to Unaudited Consolidated Financial Statements.

      (b) Pro forma financial information.
          -------------------------------

          The pro forma financial statements of USBANCORP, Inc. and Johnstown Savings Bank required by Item 7(b) of Form 8-K are incorporated herein by reference to Exhibit 99.5 hereof.

      (c) Exhibits.
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          2.1  Agreement and Plan of Merger, dated as of November 10, 1993, as amended on January 18, 1994, among USBANCORP, Inc., United States National Bank in Johnstown and Johnstown Savings Bank, (Incorporated herein by reference to Exhibit 2.1 to USBANCORP's Registration Statement on Form S-4 (33-52837), as filed on April 28, 1994).*


          23.1 Consent of Ernst & Young.

          23.2 Consent of KPMG Peat Marwick.

          99.1 Report of Ernst & Young.

          99.2 Report of KPMG Peat Marwick.

          99.3 The Consolidated Statements of Financial Condition as of December 31, 1993 and 1992, and the Consolidated Statements of Operations, Consolidated Statements of Shareholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991 of Johnstown Savings Bank, and the related Notes to Consolidated Financial Statements.

                                       2
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          99.4 The Unaudited Consolidated Statement of Financial Condition as
               of March 31, 1994, the Unaudited Consolidated Statements of Operations for the three-month periods ended March 31, 1994 and 1993, and the Unaudited Consolidated Statements of Cash Flows for the three-month periods ended March 31, 1994 and 1993, of Johnstown Savings Bank and the related Notes to Unaudited Consolidated Financial Statements.

          99.5 Pro forma financial statements of USBANCORP, Inc. and Johnstown Savings Bank.*

          ____________________

          *Previously filed.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              USBANCORP, INC.

Dated:  September 23, 1994
                                    /s/ Orlando B. Hanselman
                              By________________________________

                                    Orlando B. Hanselman
                                    Executive Vice President
                                    CFO and Manager of Corporate
                                    Services

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                                 EXHIBIT INDEX
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 Exhibit
 Number
 -------


 23.1          Consent of Ernst & Young.

 23.2          Consent of KPMG Peat Marwick.

 99.1          Report of Ernst & Young.

 99.2          Report of KPMG Peat Marwick.

 99.3 The Consolidated Statements of Financial Condition as of December 31, 1993 and 1992, and the Consolidated Statements of Operations, Consolidated Statements of Shareholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1993, 1992 and 1991 of Johnstown Savings Bank, and the related Notes to Consolidated Financial Statements.

 99.4 The Unaudited Consolidated Statement of Financial Condition as of March 31, 1994, the Unaudited Consolidated Statements of Operations for the three-month periods ended March 31, 1994 and 1993, and the Unaudited Consolidated Statements of Cash Flows for the three-month periods ended March 31, 1994 and 1993, of Johnstown Savings Bank and the related Notes to Unaudited Consolidated Financial Statements.